UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 24, 2013

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31332	33-0264467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30452 Esperanza

Rancho Santa Margarita, California 92688

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 24, 2013, Liquidmetal Technologies, Inc. (the “Company”) held an annual stockholder meeting to vote on the matters described in the proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 5, 2013. On October 28, 2013, the Company filed a current report on Form 8-K disclosing the voting results at the annual stockholder meeting (the “Original Report”). This Amendment No. 1 to the Original Report updates and supplements such previously reported information to include the Company’s decision regarding the frequency of holding future stockholder votes on executive compensation.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2013, the stockholders of the Company approved the amendment and restatement of the Certificate of Incorporation of the Company (the “Amendment”) to (i) increase the number of shares of common stock that the Company is authorized to issue from 500,000,000 shares to 700,000,000 shares and (ii) remove all language relating to the Company’s Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof. The Amendment was filed with the Secretary of State of the State of Delaware on October 28, 2013, and is therefore effective as of October 28, 2013.

The description of the Amendment set forth above is qualified in its entirety by the text of the Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On October 24, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected seven directors to the Company’s board of directors, (ii) approved the amendment and restatement of the Company’s Certificate of Incorporation to (a) increase the number of shares of common stock that the Company is authorized to issue from 500,000,000 shares to 700,000,000 shares and (b) remove all language relating to the Company’s Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof, (iii) granted advisory approval of the compensation of the Company’s named executive officers, (iv) voted, on an advisory basis, on the frequency of holding future advisory votes on executive compensation, and (v) ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2013, each as more fully described below.

The final voting results were as follows:

Item No. 1:         Proposal to elect seven directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2014.

Nominee	For	Withheld	Broker Non- Votes
Thomas Steipp	63,040,134	10,899,612	-
Scott Gillis	63,469,148	10,470,598	-
Mark Hansen	63,400,553	10,539,193	-
Abdi Mahamedi	63,019,018	10,920,728	-
Ricardo Salas	62,402,483	11,537,263	-
Bob Howard-Anderson	63,507,521	10,432,225	-
Richard Sevcik	63,541,476	10,398,270	-

Item No. 2          Proposal to approve the amendment and restatement of the Company’s Certificate of Incorporation to (a) increase the number of shares of common stock that the Company is authorized to issue from 500,000,000 shares to 700,000,000 shares and (b) remove all language relating to the Company’s Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof.

For	Against	Abstain	Broker Non- Votes
205,134,425	51,130,579	1,982,299	-

Item No. 3         Proposal to grant advisory approval of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non- Votes
57,996,931	14,499,357	1,443,458	184,307,557

Item No. 4       Proposal to approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation.

One year	Two years	Three years	Abstain	Broker Non-Votes
36,210,066	1,556,819	34,308,600	1,864,261	-

Item No. 5         Proposal to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal 2013.

For	Against	Abstain	Broker Non-Votes
232,720,485	18,084,352	7,442,466	-

Following the Annual Meeting, the Company considered the voting results on Item No. 4, the non-binding stockholder vote on the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on all of the factors taken into consideration, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers with a frequency of every year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Thomas Steipp
Thomas Steipp,
President and Chief Executive Officer

Date: March 26, 2014

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Liquidmetal Technologies, Inc.*

 *Previously filed